SUPPLEMENT DATED MARCH 1, 2013
to

PROSPECTUS DATED APRIL 30, 2010
FOR PREFERRED ADVISOR

ISSUED BY SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
KMA VARIABLE ACCOUNT

Pursuant to Board of Trustee and shareholder approval, effective at the close of business on April 26, 2013, Columbia Variable Portfolio – Money Market Fund will merge into Columbia Variable Portfolio – Cash Management Fund.

Please retain this supplement with your prospectus for future reference.